UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2010
Ford Motor Company
(Exact name of registrant as specified in its charter)

Delaware	1-3950	38-0549190
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

One American Road
Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)
(313) 322-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On April 6, 2010, UAW Retiree Medical Benefits Trust (the “UAW VEBA”) sold 362,391,305 warrants, each of which represents the right to purchase one share of common stock (subject to the settlement conditions of such Warrants), par value $.01 per share (“Common Stock”), of Ford Motor Company (the “Company”) at an exercise price of $9.20 per share (the “Warrants”). The offer and sale of the Warrants was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-151355) previously filed with the Securities and Exchange Commission (the “Registration Statement”).
     The offering price for the Warrants, which expire January 1, 2013, was $5.00 per warrant and resulted in aggregate net proceeds to the UAW VEBA of $1.78 billion. The Company received no proceeds from the offering.
     In connection with the offering described above, the Company entered into an Amended and Restated Warrant Agreement dated as of April 6, 2010 (the “Amended Warrant Agreement”) between the Company and Computershare Trust Company, N.A., as Warrant Agent, that amended the Warrant Agreement dated as of December 11, 2009. The Amended Warrant Agreement, among other things, provides for net share settlement as the only permitted settlement method thereby eliminating full physical settlement as an option and eliminates certain of the transfer restrictions with respect to Warrants and shares of Common Stock received upon exercise of the Warrants purchased in a public offering.
     A copy of the Underwriting Agreement pursuant to which the Warrants were sold is filed as Exhibit 1.1 to this Report and a copy of the opinion of Peter J. Sherry, Jr., counsel to the Company, relating to the legality of the Warrants, is filed as Exhibit 5.1 to this Report.
     The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Warrants were registered.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated as of March 30, 2010 between the Company and Deutsche Bank Securities Inc., Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and RBS Securities Inc.	Filed with this Report

4.1	Form of Amended and Restated Warrant Agreement dated as of April 6, 2010 between the Company and Computershare Trust Company, N.A., as Warrant Agent	Incorporated by Reference to Registration Statement on Form 8-A filed on March 29, 2010

5.1	Opinion of Peter Sherry, Jr., Associate General Counsel and Secretary of the Company, as to the legality of the Warrants	Filed with this Report

23.1	Consent of Peter J. Sherry Jr. (included in Exhibit 5.1)	Filed with this Report

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2010	FORD MOTOR COMPANY
	By:	/s/ Louis J. Ghilardi
		Name:	Louis J. Ghilardi,
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated as of March 30, 2010 between the Company and Deutsche Bank Securities Inc., Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and RBS Securities Inc.	Filed with this Report

4.1	Form of Amended and Restated Warrant Agreement dated as of April 6, 2010 between the Company and Computershare Trust Company, N.A., as Warrant Agent	Incorporated by Reference to Registration Statement on Form 8-A filed on March 29, 2010

5.1	Opinion of Peter Sherry, Jr., Associate General Counsel and Secretary of the Company, as to the legality of the Warrants	Filed with this Report

23.1	Consent of Peter J. Sherry Jr. (included in Exhibit 5.1)	Filed with this Report